Exhibit 99.1 Tempur Sealy International, Inc. (TPX) “Success is strengthening our Iconic Brands while driving higher ROIC through focused execution” 1 © 2019 Tempur Sealy International, Inc.

Tempur Sealy Overview: International, Inc. • Strong global brands serving all price points (TPX) • Omni-channel distribution balanced between wholesale and direct to consumer “Success is strengthening • Global manufacturing footprint our Iconic Brands • Structural growth industry, with high ROIC and robust free cash while driving higher flow ROIC through • Industry is relatively concentrated in US and fragmented focused execution” globally Forward-Looking Statements: This investor presentation contains statements that may be characterized as “forward looking” within the meaning of federal securities laws. Please review carefully the cautionary statements and other information included in the appendix under “Forward looking Statements”. 2 © 2019 Tempur Sealy International, Inc.

Focus on long-term initiatives: • Develop the most innovative bedding products in all Delivering the markets we serve • Invest significant marketing dollars to promote our Shareholder Value worldwide brands • Optimize worldwide distribution to be where consumers want to shop • Drive increases in EBITDA 3 © 2019 Tempur Sealy International, Inc.

2019 New Products 4 © 2019 Tempur Sealy International, Inc.

Designed to Win at Retail • Market-Leading Product • Clear Differentiation between Price Points • Easier Selling to Drive Higher ASP’s Putting the Consumer First • Simplification & Consistency • Consumer-Led Language • Raising the Innovation Quotient 5 © 2019 Tempur Sealy International, Inc.

TEMPUR-PEDIC Launching the innovative, new breeze°, …designed to improve product mix, completes the largest rollout in Tempur history… with all night cooling. 6 © 2019 Tempur Sealy International, Inc.

STRONGER TEMPUR-PEDIC FAMILY TEMPUR-ADAPT TEMPUR-BREEZE ADAPT PROADAPT LUXEADAPT PRObreeze° LUXEbreeze° SOFT SOFT SOFT MEDIUM MEDIUM MEDIUM FIRM FIRM FIRM HYBRID HYBRID HYBRID $2,199 $2,999 $3,999 $3,799 $4,499 7 © 2019 Tempur Sealy International, Inc.

breeze° 2019 8 © 2019 Tempur Sealy International, Inc.

SLEEP TEMPURATURE IS THE #1 UNMET CONSUMER NEED 62% of American bedrooms have at least one hot sleeper 9 © 2019 Tempur Sealy International, Inc.

WHEN YOU LIE DOWN WHEN YOU FALL ASLEEP ALL NIGHT LONG 10 © 2019 Tempur Sealy International, Inc.

TEMPUR+SEALY

NEW **TEMPUR**-LUXE**breeze**°

NEXT LEVEL **COOLING COMFORT**



13" PROFILE

$4,499 SRP

SOFT **FIRM**

OUTSIDE

SMARTCLIMATE MAX DUAL COVER SYSTEM

An enhanced zip-off cover with double the cool-to-touch power combined with a super-stretch inner layer so you feel cooler when you lie down.

INSIDE

PURECOOL+ Phase Change Material

Exclusive, next-generation technology absorbs excess heat so you feel cooler while you fall asleep

TEMPUR-CM+ Material

Advanced TEMPUR® Material redesigned with maximum airflow for all-night cooling comfort

Ventilated TEMPUR-APR Material

Our most pressure –relieving material ever – now with an all-new, ultra-breathable design for all-night cooling comfort

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© 2019 Tempur Sealy International, Inc.

12 © 2019 Tempur Sealy International, Inc.

TEMPUR+SEALY

NEW **TEMPUR**-PRO**breeze**°

ADVANCED **ALL-NIGHT** COOLING - **3°** cooler



OUTSIDE

SMARTCLIMATE DUAL COVER SYSTEM

A zip-off, cool-to-touch outer layer combined with a super-stretch inner layer so you feel cooler when you lie down

INSIDE

PURECOOL+ Phase Change Material

Exclusive, next-generation technology absorbs excess heat so you feel cooler while you fall asleep

TEMPUR-CM+ Material

Advanced TEMPUR® Material redesigned with maximum airflow for all-night cooling comfort

12" PROFILE

$3,799 SRP

HYBRID | **MEDIUM**

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© 2019 Tempur Sealy International, Inc.

NEW breeze° PILLOW COLLECTION breeze° ProLo INSIDE Qn $199 DUAL COOL CORE PATENTED DUAL-SIDED GEL breeze° ProHi Qn $199 OUTSIDE SMARTCLIMATE COVER COOL-TO-TOUCH, ZIP-OFF breeze° Neck AND WASHABLE Std $149 14 © 2019 Tempur Sealy International, Inc.

2019 15 © 2019 Tempur Sealy International, Inc.

Leading Design Legendary Finest Materials Craftsmanship 16 © 2019 Tempur Sealy International, Inc.

ALL-NEW & EXCLUSIVE Coil Technologies PROPRIETARY and EXCLUSIVE Memory Foam engineered by: + ALL-NEW Natural Cooling System 17 © 2019 Tempur Sealy International, Inc.

IntelliCoil: Personalized support for your unique size and shape IntelliCoil HD: 20% MORE IntelliCoils 18 © 2019 Tempur Sealy International, Inc.

Indulge Memory Foam Premium pressure-relief for all night support Indulge HD Memory Foam The ultimate in plush comfort without sacrificing durability Engineered exclusively for by 19 © 2019 Tempur Sealy International, Inc.

+ = Tencel Airflow AirVent System Keeps you dry and Regulates heat Helps keep you comfortable to help with cool, naturally better sleep 20 © 2019 Tempur Sealy International, Inc.

ESTATE Starting at $1,499 LUX ESTATE Starting at $2,299 LUX ESTATE HYBRID Starting at $2,799 RESERVE Starting at $3,999 21 © 2019 Tempur Sealy International, Inc.

TEMPUR+SEALY

TOP *it all off*

The only pillows worthy of your Stearns & Foster mattress


STEARNS & FOSTER



STEARNS & FOSTER MEMORY FOAM PILLOW

- Plush Memory Foam core
- Premium stretch-knit cover featuring Tencel
- Removeable and washable cover
- Queen - $99

STEARNS & FOSTER LATEX PILLOW

- Naturally-Breatheable Talalay Latex core
- Premium stretch-knit cover featuring Tencel
- Removeable and washable cover
- Queen - $149

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© 2019 Tempur Sealy International, Inc.

TEMPUR + SEALY

Complete Portfolio of Products

TEMPUR MATERIAL



TEMPUR BREEZE®

TEMPUR ADAPT™

HYBRID



SEALY HYBRID®



STEARNS & FOSTER®

INNERSPRING



STEARNS & FOSTER®



SEALY RESPONSE®

MEMORY FOAM



SEALY CONFORM®

COCOON BY SEALY (BED IN A BOX)



OTHER SPECIALTY

ADJUSTABLE BASES





PILLOWS

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© 2019 Tempur Sealy International, Inc.

retailedge POWERED BY TEMPUR SEALY 24 © 2019 Tempur Sealy International, Inc.

360° Retail Edge provides SHOPPER-FOCUSED solutions that deliver a CONNECTED and PERSONALIZED experience across all phases of the purchase journey. 25 © 2019 Tempur Sealy International, Inc.

CURRENT TOPICS 26

Retail Environment iMS Update ➢ TPX agreed to provide up to $14M in DIP financing to facilitate iMS’s bankruptcy process The retail environment ➢ TPX will record a pro forma adjustment of approximately $21M in 4Q18 is changing and ➢ Actively reviewing strategic alternatives consumers are related to iMS during its bankruptcy process changing. To win today’s consumer, retail Sears Update must change, too. ➢ We expect Sears will operate on a smaller store base ➢ TPX fully reserved Sears AR balance in 3Q18 27 © 2019 Tempur Sealy International, Inc.

Update on Mattress Recent Litigation Updates: • Both parties have had discussions and have agreed to Firm 30-day stays on the active litigation between them to discuss potential settlement. Those 30-day stays expire in mid-February. • There can be no assurance any settlement of the litigation will result from these discussions. Consistent with prior communications, Tempur Sealy has 4 criteria for evaluating any potential partners: ➢ Financially strong counter-party ➢ Strategically aligned ➢ Trust and confidence in business plan ➢ Durability of the relationship 28 © 2019 Tempur Sealy International, Inc.

2019 Comments 2019 The Company expects to provide full year financial guidance during the fourth quarter earnings call in February 2019. In advance of this, the Company has provided the following comments on 2019. The Company expects to: ➢ Improve product mix resulting from the launch of Tempur-Pedic Breeze and Stearns and Foster in NA Expected increases to advertising in rate and dollars ➢ as compared to 2018. Invest significant marketing dollars to promote our brands ➢ Grow the Tempur business and experience continued headwinds from Sealy despite launch of Stearns and Foster Anticipated pricing tailwinds of $30M ➢ Realize benefits from 2018 pricing actions ➢ See flat commodity pressures Variable compensation was taken to zero in 2018, ➢ Drive increases to EBITDA therefore we expect a headwind in 2019 29 © 2019 Tempur Sealy International, Inc.

Thank you for your interest in Tempur Sealy International For more information please email: investor.relations@tempursealy.com 30 © 2019 Tempur Sealy International, Inc.

Forward-Looking Statements This investor presentation contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws. Such statements may include information concerning one or more of the Company’s plans, objectives, goals, strategies or other information that is not historical information. When used in this presentation, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding EBITDA and performance generally for 2019 and subsequent periods, expectations regarding the Company’s plans in 2019 with respect to product launches, product mix and marketing strategies, the continued expansion of its omnichannel strategy including store openings, the continued rollout of the Retail Edge program, the Company’s ongoing strategy to recapture market share in the U.S., expectations regarding the Company’s ability to realize benefits from price increases, the Company’s review of strategic alternatives related to iMS, and the impact of the iMS bankruptcy on the Company’s results of operation, liquidity or financial position. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed herein as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and debt level; iMS’ use of the funds received in the DIP financing; iMS’ ability to control costs during its bankruptcy process; the outcome of the Company’s review of strategic alternatives related to iMS; general economic, financial and industry conditions, particularly in the retail sector; financial distress among the Company’s business partners and competitors; consumer confidence and the availability of consumer financing; financial insolvency and related problems experienced by market participants; changes in product and channel mix and any associated impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company's reported earnings; consumer acceptance of the Company's products; industry competition; the efficiency and effectiveness of the Company's advertising campaigns and other marketing programs; the Company's ability to increase sales productivity within existing retail accounts and to further penetrate the Company's retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; changes in demand for the Company's products by significant retailer customers; the Company's ability to expand brand awareness; the Company’s ability to expand distribution either through third parties or through direct sales; the Company's ability to continuously improve and expand its product line and successfully roll out new products, maintain efficient, timely and cost-effective production and delivery of its products and manage its growth; the effects of strategic investments on the Company's operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or investigation proceedings and outstanding litigation; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of the Company’s Annual Reports on Form 10-K for the year ended December 31, 2017 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements contained in this investor presentation. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur-Pedic®, the TEMPUR-PEDIC & Reclining Figure Design®, TEMPUR-Cloud®, TEMPUR-Choice®, TEMPUR-Weightless®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY TEMPUR-PEDIC®, TEMPUR-Simplicity®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and OPTIMUM® are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. 31